SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 25, 1999
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                             333-74901                     25-1824149
--------                             ---------                     ----------
(State or Other Juris-              (Commission                (I.R.S. Employer
diction of Incorporation)          File Number)             Identification No.)


                    500 Hyde Park, Doylestown, Pennsylvania               18901
                    ---------------------------------------               -----
                    (Address of Principal Executive Office)          (Zip Code)


       Registrant's telephone number, including area code:(215) 345-6600
                                                          --------------

Item 5.   Other Events.
          ------------

Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)   Financial Statements.
                ---------------------

                Not applicable.

          (b)   PRO FORMA Financial Information.
                --------------------------------

                Not applicable.

          (c)   Exhibits
                --------



                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.           DESCRIPTION
-----------        -----------           -----------
       1                 25.1            Statement of eligibility of U.S. Bank
                                         Trust National Association on Form T-1
                                         under the Trust Indenture Act of 1939
                                         of a Corporation designated to act as
                                         Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                         DVI RECEIVABLES CORP. VIII

                                         By:    /s/ Steven R. Garfinkel
                                                --------------------------
                                         Name:  Steven R. Garfinkel
                                         Title: Executive Vice President




Dated:  October 25, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                         DVI RECEIVABLES CORP. VIII


                                         By:    /s/ Steven R. Garfinkel
                                                --------------------------
                                         Name:  Steven R. Garfinkel
                                         Title: Executive Vice President




Dated: October 25, 1999

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                         DVI RECEIVABLES CORP. VIII


                                         By:    /s/ Steven R. Garfinkel
                                                --------------------------
                                         Name:  Steven R. Garfinkel
                                         Title: Executive Vice President




Dated: October 25, 1999

                                  EXHIBIT INDEX


                             Item 601 (a) of           Sequentially
          Exhibit            Regulation S-K            Numbered
          Number             Exhibit No.               Description
          ------             -----------               -----------

          1                      25.1                   Form T-1